Exhibit A

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the Statement on Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Class C Common Stock, par value $0.01 per share, of Dell Technologies, Inc., is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned that is named as a reporting person in such filing without the necessity of filing an additional joint filing agreement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: February 19, 2019

SL SPV-2, L.P.
By:	SLTA SPV-2, L.P., its general partner
	By:	SLTA SPV-2 (GP), L.L.C., its general partner
		By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

SLTA SPV-2, L.P.
By:	SLTA SPV-2 (GP), L.L.C., its general partner
	By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

[Dell Technologies, Inc. Joint Filing Agreement]

SLTA SPV-2 (GP), L.L.C.
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

SLP Denali Co-Invest, L.P.
By:	SLP Denali Co-Invest GP, L.L.C., its general partner
	By:	Silver Lake Technology Associates III, L.P., its managing member
		By:	SLTA III (GP), L.L.C., its general partner
			By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

SLP Denali Co-Invest GP, L.L.C.
By:	Silver Lake Technology Associates III, L.P., its managing member
	By:	SLTA III (GP), L.L.C., its general partner
		By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

Silver Lake Technology Associates III, L.P.
By:	SLTA III (GP), L.L.C., its general partner
	By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

SLTA III (GP), L.L.C.
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

[Dell Technologies, Inc. Joint Filing Agreement]

Silver Lake Partners IV, L.P.
By:	Silver Lake Technology Associates IV, L.P., its general partner
	By:	SLTA IV (GP), L.L.C., its general partner
		By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

Silver Lake Technology Investors IV, L.P.
By:	Silver Lake Technology Associates IV, L.P., its general partner
	By:	SLTA IV (GP), L.L.C., its general partner
		By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

Silver Lake Technology Associates IV, L.P.
By:	SLTA IV (GP), L.L.C., its general partner
	By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

SLTA IV (GP), L.L.C.
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

[Dell Technologies, Inc. Joint Filing Agreement]

Silver Lake Partners V DE (AIV), L.P.
By:	Silver Lake Technology Associates V, L.P., its general partner
	By:	SLTA V (GP), L.L.C., its general partner
		By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

Silver Lake Technology Investors V, L.P.
By:	Silver Lake Technology Associates V, L.P., its general partner
	By:	SLTA V (GP), L.L.C., its general partner
		By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

Silver Lake Technology Associates V, L.P.
By:	SLTA V (GP), L.L.C., its general partner
	By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

SLTA V (GP), L.L.C.
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

Silver Lake Group, L.L.C.

By:	/s/ Egon Durban
	Name:	Egon Durban
	Title:	Managing Director

[Dell Technologies, Inc. Joint Filing Agreement]